UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On February 10, 2017, Viacom Inc. (“Viacom” or the “Company”) announced that Michael Fricklas, our Executive Vice President, General Counsel and Secretary, will be leaving the Company. He will continue in the role for a transition period, the duration of which has not yet been determined.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2017, the Viacom Board of Directors amended the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to delete provisions that, by the express language of the Bylaws, were no longer applicable. The amended Bylaws are filed herewith as Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the items presented at the Company’s Annual Meeting of Stockholders held on February 6, 2017, as certified by the Company’s independent inspector of election, are set forth below.

Each of the directors nominated pursuant to Item 1, and each of Items 2 (which was proposed on an advisory basis), 4 and 5, received the affirmative vote of the holders of a majority of the aggregate voting power of the Viacom Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s Bylaws. Under Item 3, which was proposed on an advisory basis, the “Three Years” option received the affirmative vote of the holders of a majority of the aggregate voting power of the Viacom Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s Bylaws.

A total of 48,595,325 shares of Class A Common Stock, representing approximately 98.3% of the Class A shares outstanding, were represented at the Annual Meeting.

1.	Election of Directors:
		For	Withheld	Broker Non-Votes
	Robert M. Bakish	46,424,629	111,272	2,059,424
	Cristiana Falcone Sorrell	46,406,104	129,797	2,059,424
	Kenneth B. Lerer	46,454,899	81,002	2,059,424
	Thomas J. May	46,425,805	110,096	2,059,424
	Judith A. McHale	46,310,166	225,735	2,059,424
	Ronald L. Nelson	45,659,420	876,481	2,059,424
	Deborah Norville	45,095,844	1,440,057	2,059,424
	Charles E. Phillips, Jr.	45,980,138	555,763	2,059,424
	Shari Redstone	46,430,788	105,113	2,059,424
	Nicole Seligman	46,319,775	216,126	2,059,424

2.	Advisory approval of the compensation of the Company’s named executive officers:

	For	Against	Abstentions	Broker Non-Votes
	44,572,403	1,941,601	21,897	2,059,424

3.	Advisory approval of the frequency of the stockholder vote on the compensation of the Company’s named executive officers:

	Three Years	Two Years	One Year	Abstentions
	44,232,589	20,041	2,270,416	12,855

4.	Approval of the Viacom Inc. Senior Executive Short-Term Incentive Plan, as amended and restated as of December 12, 2016:

	For	Against	Abstentions	Broker Non-Votes
	45,348,975	1,165,002	21,924	2,059,424

5.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for fiscal year 2017:

	For	Against	Abstentions
	48,470,247	95,047	30,031

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits. The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of Viacom Inc. (effective as of August 18, 2016; as amended as of February 6, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: February 10, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of Viacom Inc. (effective as of August 18, 2016; as amended as of February 6, 2017).